CHASE
                                     GROWTH
                                       FUND



                                 Annual Report
                            dated September 30, 1998

                                 =============

                         Chase Investment Counsel Corp.
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 804-293-9104
                       Sharehold Servicing: 888-861-7556

                               Chase Growth Fund

November 17, 1998

Dear fellow Shareholder:

     Let me start our first Annual review for the short fiscal year December 2, 1997 through September 30, 1998 by welcoming our new shareholders. As I write, 115 shareholders have $4.8 million invested in our new Chase Growth Fund ("CGF"). We appreciate the trust each of you has placed in our management and we are working very hard to earn your continued confidence.

     In our 41st year we are the oldest independent investment counsel firm domiciled in Virginia. For our customized separate accounts, we manage $700 million for 70 clients in twenty states. We intend to continue serving a relatively small number of separate accounts. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller fund we have much more flexibility in buying and selling a broad array of large and mid-cap stocks without a significant market impact. As part of a new fund, shareholders are not buying into a portfolio which already has substantial imbedded capital gain tax liabilities on gains new shareholders did not even enjoy. There will be no 1998 capital gains taxes for the CGF and we plan to manage it so that most future net gains are long term.

     For the period from December 2, 1997 through September 30, 1998 our fund enjoyed a total return of 6.91% compared with 5.97% for the S&P "500" and 2.40% for the Lipper Growth Fund Index. We are pleased that our calendar year to date performance through September 30 was 4.81% compared with a 2.38% total return for the Lipper Growth Fund Index. What a difference a month makes! With the October recovery, our calendar year to date performance through October 31 was 9.81% compared with 9.47% for the Lipper Growth Fund Index; cumulative performance was 12.02% compared with 9.58% for the Lipper Growth Fund Index. On September 30, 80.1% of our fund was invested in 35 stocks. Our heaviest industry concentrations were in Computer Software and Services, Drugs, Financial Services, Insurance and Retail. During the last six months our best performing stocks were BMC Software +43.3%, SunAmerica Inc. +27.4%, Schering-Plough +26.8%, Walgreen +25.0%, Microsoft +23.0%, Becton Dickinson +20.8%, Gap Inc. +17.2% and Home Depot +16.8%. Several new purchases during the period also helped performance with EMC +21.3%, Lexmark International +17.4% and Cisco Systems +13.4%.

     We are in a difficult market environment. Based on historical norms, cap weighted equity indexes are ahead of fundamentals. Valuation measurements such as Price to Earnings, Price to Book Value, and Price to Dividends (yields) are near record high levels. For a couple of years, this has been a Supply/Demand driven market. As long as high levels of money flows (buying) continue to exceed selling and new stock offerings, prices should continue higher. We believe a number of stocks would be healthier if they consolidated the abnormally rapid gains of the last few years and let earnings and dividends catch up.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies with above average earnings growth, strong balance sheets, and reasonable prices. Currently we

                               Chase Growth Fund

are invested in stocks with relatively low volatility (betas) in our attempt to improve defensive qualities. We believe that the stocks of your fund's companies represent relatively outstanding investment values. In the table below, we compare the characteristics of our funds' stocks to the Standard & Poor's "500" Stock Composite Index. On average the CGF stocks have enjoyed more consistent and substantially higher five year earnings growth rates of 25% vs. 15%. They are significantly more profitable with a Return on Equity of 31% vs. 22%, and have stronger balance sheets with Debt to Total Capital of 14% vs. 33%, yet they sell at only a modest premium to the S&P "500"'s price/earnings multiple based on 1999 estimated earnings.


                      CHASE GROWTH FUND STOCKS VS. S&P 500
                               September 30, 1998



                               CHASE GROWTH FUND STOCKS           S&P 500
                               ------------------------           -------
Last 5 Year
Earnings Growth                          25%                        15%

Return on Equity                         31%                        22%

Debt/Total Capital                       14%                        33%

Reinvestment Rate                        26%                        14%

Weighted Avg.
Capitalization
(Billions)                               50.8                       67.7

Price Earnings
Estimated '99                            26.9                       23.4

Weighted Avg.
Beta (Volatility)                        1.00                       1.00


SOURCE: CHASE INVESTMENT COUNSEL. THIS INFORMATION IS BASED ON CERTAIN ASSUMPTIONS AND HISTORICAL DATA AND IS NOT A PREDICTION OF FUTURE RESULTS FOR THE FUND OR COMPANIES HELD IN THE FUND'S PORTFOLIO. S&P 500 EARNINGS ARE BASED ON REPORTED FIGURES AFTER WRITE-OFFS.

     The market has experienced huge divergences between stocks in general and the leading indexes. During the period between June 1, 1998 and September 30, 1998, most stocks reached prices way below their respective highs recorded between January 1, 1997 and May 31, 1998. For instance, 70.7% of the NYSE traded stocks were down 30% or more and 91.2% of the NASDAQ shares had declined by 30% or more (69.6% by 50% or more). Even 60.7% of the S&P "500" component stocks were down 30% or more. Although stocks generally have been in a serious bear market, the recent decline did not correct the overvaluation among many of the large cap dominated indexes.

                               Chase Growth Fund

     Corporate  earnings  growth  has  slowed  down to  very  modest  rates  and worldwide excess capacity and substantial expenditure to solve Year 2000 problems are expected to place increasing pressure on profit margins. We are mindful of studies that point out that completely withdrawing from stocks is very hazardous too. For instance, in one forty year period if you had missed only 6% of the months (the best ones) you would have missed 100% of the return in excess of T-bills. We assume most of our shareholders have some reserves. Since the CGF is an equity fund we are reluctant to go much below 80% invested. During the six months ended September 30, we have been placing emphasis on capital preservation by investing in "A" quality stocks on average with volatility (beta) around 1.00 (very low for a growth stock manager) and by averaging only 86% invested in equities.

     As the largest CGF shareholder, I can assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                 TOP 10 HOLDINGS

         1.   Schering - Plough Corp.        6.   Cisco Systems, Inc.
         2.   Walgreen Co.                   7.   Wal-Mart Stores, Inc.
         3.   Microsoft, Inc.                8.   Lexmark International
         4.   EMC Corp.                      9.   TJX Companies, Inc.
         5.   Pfizer, Inc.                   10. BMC Software, Inc.



/s/ Derwood S. Chase, Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation


Performance figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

                               Chase Growth Fund

 Comparison of the change in value of a $10,000 investment in the Chase Growth
   Fund versus the S&P 500 Composite Stock Price Index and the Lipper Growth
                                   Fund Index


                                          S&P 500 Composite      Lipper Growth
                     Chase Growth Fund    Stock Price Index       Fund Index
                     -----------------    -----------------       ----------

DEC-97                   10,000                10,000               10,000

JAN-98                   10,251                10,115               10,076

FEB-98                   10,911                10,838               10,786

MAR-98                   11,432                11,393               11,248

APR-98                   11,272                11,509               11,368

MAY-98                   11,032                11,308               11,089

JUN-08                   11,602                11,769               11,569

JUL-98                   11,492                11,647               11,446

AUG-98                   10,070                 9,962                9,608

SEP-98                   10,691                10,598               10,249



Past performance is not predictive of future performance.


* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Growth Fund Index comprises of the 30 largest growth funds. Growth funds invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

                               Chase Growth Fund


SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
Shares        COMMON STOCKS: 80.14%                            Market Value
--------------------------------------------------------------------------------

             AIRLINES: 0.93%
1,300        Comair Holdings, Inc.  ........................     $ 37,416
                                                                 --------

             BIOTECHNOLOGY: 2.15%
1,200        Genentech, Inc.*...............................       86,250
                                                                 --------

             BUILDING: 2.57%
2,604        Home Depot, Inc.  .............................      102,858
                                                                 --------

             COMPUTER HARDWARE: 3.99%
2,800        EMC Corp.*  ...................................      160,125
                                                                 --------

             COMPUTER NETWORKING: 3.78%
2,450        Cisco Systems, Inc.* ..........................      151,517
                                                                 --------

             COMPUTER PERIPHERAL EQUIPMENT: 3.54%
2,050        Lexmark International* ........................      142,091
                                                                 --------

             COMPUTER SOFTWARE & SERVICES: 9.14%
2,200        BMC Software, Inc.*  ..........................      132,069
1,900        Keane, Inc.*  .................................       66,738
1,525        Microsoft, Inc.*  .............................      167,893
                                                                 --------
                                                                  366,700
             CONGLOMERATES: 0.98%
  800        Hillenbrand Industries.........................       39,200
                                                                 --------

             DRUGS: 11.71%
  850        Bristol-Myers Squibb Co.  .....................       88,294
1,450        Pfizer, Inc.  .................................      153,609
2,200        Schering-Plough Corp.  ........................      227,838
                                                                 --------
                                                                  469,741
             ENERGY / OIL SERVICE: 0.44%
  680        Diamond Offshore Drilling  ....................       17,680
                                                                 --------

                               Chase Growth Fund

--------------------------------------------------------------------------------
Shares                                                        Market Value
--------------------------------------------------------------------------------

             FINANCE / BANKS: 3.02%
  975        Northern Trust Corp............................    $ 66,452
1,000        State Street Corp..............................      54,562
                                                                --------
                                                                 121,014
             FINANCIAL SERVICES: 4.48%
  500        Fannie Mae   ..................................      32,125
1,650        SunAmerica, Inc................................     100,650
1,250        Travelers Group, Inc...........................      46,875
                                                                --------
                                                                 179,650
             INSURANCE - LIFE / HEALTH: 3.37%
2,130        Protective Life Corp.  ........................      76,680
1,500        Reliastar Financial  ..........................      58,500
                                                                --------
                                                                 135,180
             INSURANCE - PROPERTY / CASUALTY: 1.29%
  670        American Int'l Group, Inc.  ...................      51,590
                                                                --------

             LEISURE TIME: 3.25%
4,100        Carnival Corp.  ...............................     130,431
                                                                --------

             MEDICAL SUPPLIES: 4.07%
2,000        Becton, Dickinson and Co.  ....................      82,250
1,400        Safeskin Corp.*  ..............................      44,144
1,300        Steris Corp.*  ................................      36,766
                                                                --------
                                                                 163,160
             OFFICE FURNITURE: 1.89%
3,800        Herman Miller, Inc.  ..........................      75,763
                                                                --------

             RETAIL: 4.34%
  500        The Gap, Inc.  ................................      26,375
2,700        Wal-Mart Stores, Inc.  ........................     147,488
                                                                --------
                                                                 173,863
             RETAIL DRUG STORES: 4.28%
3,900        Walgreen Co.  .................................     171,844
                                                                --------

                               Chase Growth Fund

--------------------------------------------------------------------------------
Shares                                                           Market Value
--------------------------------------------------------------------------------

             RETAIL GROCERY STORES: 5.24%
1,800        Albertson's Inc.  .............................     $   97,425
2,250        Kroger Co.*  ..................................        112,500
                                                                 ----------
                                                                    209,925
             RETAIL - SPECIALTY: 4.76%
1,800        Ross Stores, Inc. .............................         51,862
7,800        TJX Companies, Inc.  ..........................        138,937
                                                                 ----------
                                                                    190,799
             TELEPHONE AND TELEGRAPH APPARATUS: 0.92%
2,000        LM Ericsson Telephone Co.  ....................         36,812
                                                                 ----------

             Total Common Stocks (cost $2,960,945) ..........     3,213,608



Principal Amount      SHORT-TERM INVESTMENTS: 22.02%
--------------------------------------------------------------------------------

882,985        Star Treasury Fund, 4.95%  ...................        882,985
                                                                  ----------

               Total Investments in Securities
                (cost $3,843,930): 102.16%...................      4,096,593
               Other Liabilities less Assests: (2.16%).......        (86,611)
                                                                  ----------
               TOTAL NET ASSETS: 100.0%......................     $4,009,982
                                                                  ==========

* Non-income producing security.

++ At September 30, 1998, the cost of securities for Federal income tax purposes is $3,844,608. Gross unrealized appreciation and depreciation of securities were as follows:

                Gross unrealized appreciation................     $  414,087
                Gross unrealized depreciation................      (162,102)
                                                                  ----------
                        Net unrealized appreciation..........     $  251,985
                                                                  ==========

See accompanying Notes to Financial Statements.

                               Chase Growth Fund


STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (identified
     cost $3,843,930) ........................................   $4,096,593
  Receivables:
    Due from Advisor .........................................        2,223
    Dividends and interest ...................................        4,547
  Prepaid expenses ...........................................        3,775
                                                                 ----------
      Total assets ...........................................    4,107,138
                                                                 ----------

LIABILITIES
  Payables:
    Administration fee .......................................        2,516
    Investment securities purchased ..........................       78,363
  Accrued expenses ...........................................       16,277
                                                                 ----------
      Total liabilities ......................................       97,156
                                                                 ----------

NET ASSETS ...................................................   $4,009,982
                                                                 ==========


  NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
    [$4,009,982/375,343 shares outstanding;
    unlimited number of shares (par value $.01) authorized] ..   $    10.68
                                                                 ==========


COMPONENTS OF NET ASSETS
  Paid-in capital ............................................   $3,954,535
  Dividends in excess of net investment loss .................       (5,569)
  Accumulated net realized loss on investments ...............     (191,647)
  Net unrealized appreciation of investments .................      252,663
                                                                 ----------
      Net assets .............................................   $4,009,982
                                                                 ==========

See accompanying Notes to Financial Statements.

                               Chase Growth Fund


STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 2, 1997* THROUGH SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Dividends ..................................................  $  12,305
    Interest ...................................................     19,154
                                                                  ---------
      Total income .............................................     31,459
                                                                  ---------
  Expenses:
    Advisory fees ..............................................     23,959
    Administration fee .........................................     20,444
    Professional fees ..........................................     14,371
    Fund accounting fees .......................................     12,559
    Transfer agent fees ........................................      7,572
    Custodian ..................................................      4,965
    Trustees' fees .............................................      4,507
    Other ......................................................      3,803
    Reports to shareholders ....................................      3,483
    Registration fees ..........................................        743
                                                                  ---------
      Total expenses ...........................................     96,406
      Less: Advisory fee waiver and absorption .................    (60,733)
                                                                  ---------
      Net expenses .............................................     35,673
                                                                  ---------
            NET INVESTMENT LOSS ................................     (4,214)
                                                                  ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on security transactions ...................   (191,647)
  Net change in unrealized appreciation of investments .........    222,098
                                                                  ---------
      Net realized and unrealized gain on investments ..........     30,451
                                                                  ---------
            NET INCREASE IN NET ASSETS RESULTING FROM
              OPERATIONS .......................................  $  26,237
                                                                  =========

* Commencement of operations.

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                               December 2, 1997*
                                                                   through
                                                              September 30, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment loss .............................................  $    (4,214)
Net realized loss on security transactions ......................     (191,647)
Net change in unrealized appreciation of investments ............      222,098
                                                                   -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       26,237
                                                                   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ...........................................       (1,355)
                                                                   -----------
      Total dividends and distributions to shareholders .........       (1,355)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
  outstanding shares (a) ........................................    3,954,535
                                                                   -----------
      TOTAL INCREASE IN NET ASSETS ..............................    3,979,417

NET ASSETS
Beginning of period (b) .........................................       30,565
                                                                   -----------
END OF PERIOD (including dividends in excess of net
  investment income of $5,569)...................................  $ 4,009,982
                                                                   ===========

(a) A summary of capital shares transactions is as follows:

                                                           December 2, 1997*
                                                               through
                                                          September 30, 1998
--------------------------------------------------------------------------------
                                                        Shares   Paid In Capital
--------------------------------------------------------------------------------

     Shares sold (b) ...............................   378,450    $ 3,987,216
     Shares issued on reinvestments of distributions       134          1,355
     Shares redeemed ...............................    (3,241)       (34,036)
                                                       -------    -----------
     Net increase ..................................   375,343    $ 3,954,535
                                                       =======    ===========

* Commencement of operations.

(b) Excludes the unrealized gain on the tax-free issuance of Fund shares for portfolio securities. The unrealized gain of $30,565 transferred into the Fund was credited to unrealized gain.


See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                            December 2, 1997*
                                                                 through
                                                            Septbember 30, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period .......................   $   10.00
                                                               ---------
Income from investment operations:
      Net investment loss ..................................       (0.01)
      Net realized and unrealized (loss) gain
       on investments ......................................        0.70
                                                               ---------
Total from investment operations ...........................        0.69
                                                               ---------

Less distributions:
      From net investment income ...........................       (0.01)
                                                               ---------

Net asset value, end of period .............................   $   10.68
                                                               =========

TOTAL RETURN ...............................................        6.91%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................   $   4,010

Ratio of expenses to average net assets:
      Before expense reimbursement .........................        3.98%+
      After expense reimbursement ..........................        1.47%+

Ratio of net investment loss to average net assets:
      After expense reimbursement ..........................       (0.17%)+

Portfolio turnover rate ....................................       54.49%


* Commencement of operations.

+ Annualized.

++ Not Annualized.


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Chase Growth Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 2, 1997. The Fund's objective is growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

      D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period from inception through September 30, 1998, Chase Investment Counsel Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended September 30, 1998, the Fund incurred $23,959 in Advisory Fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the

--------------------------------------------------------------------------------

reimbursement) does not exceed 1.48% of average net assets annually. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended September 30, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $60,733; no amounts were reimbursed to the Advisor.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

         For the period ended September 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,493,183 and $1,310,073, respectively. For federal income tax purposes, the Fund has a capital loss carryforward of $190,969 available to offset realized gains. This carryforward expires in 2006.

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
CHASE GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chase Growth Fund, series of Advisors Series Trust, as of September 30, 1998, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Chase Growth Fund, series of Advisors Series Trust, as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.


MCGLADREY & PULLEN, LLP


New York, New York
October 23, 1998

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                                     ADVISOR

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091

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                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

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                                    CUSTODIAN

                                 Star Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202

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                                 TRANSFER AGENT

                             American Data Services
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

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                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

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                                    AUDITORS
                             McGladrey & Pullen LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416